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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 20, 1997



                         SUMMIT HOLDING SOUTHEAST, INC.
               (Exact Name of Registrant as Specified in Charter)




         FLORIDA                          0-21933                59-3409855
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NUMBER)     (IRS EMPLOYER
    OF INCORPORATION)                                        IDENTIFICATION NO.)




                               2310 A-Z PARK ROAD
                             LAKELAND, FLORIDA 33801
                    (Address of Principal Executive Offices)

                                 (941) 665-6060
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE.
          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 8.  CHANGE IN FISCAL YEAR.

       On August 20, 1997 the Board of Directors of Summit Holding Southeast, Inc. (the "Registrant") determined to change the Registrant's fiscal year end from March 31 to December 31. The Registrant will file a transition report on Form 10-K to cover the transition period ending December 31, 1997 related to this change in fiscal year end.



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                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                SUMMIT HOLDING SOUTHEAST, INC.
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                                                       (Registrant)



Date:  August 27, 1997                          By   /S/ WILLIAM B. BULL
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                                                     William B. Bull
                                                     Chairman of the Board and
                                                     Chief Executive Officer



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